UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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Magnolia Oil & Gas Corporation

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 4, 2020. MAGNOLIA OIL & GAS CORPORATION You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of MAGNOLIA OIL & GAS CORPORATION NINE GREENWAY PLAZA, SUITE 1300 HOUSTON, TX 77046 the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E96529-P34073 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:March 6, 2020 Date: May 4, 2020Time: 8:00 a.m., Central Time Location: Twelve Greenway Plaza Suite 100 Houston, TX 77046

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E96530-P34073 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box You may vote by Internet up until 11:59 p.m. Eastern Time on May 3, 2020. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT2019 ANNUAL REPORT AND FORM 10-K How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one.You will not receive a paper copy unless you request one in accordance with these procedures.There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 20, 2020 to facilitate timely delivery.

Each proposal below is proposed by Magnolia Oil & Gas Corporation and is not conditioned on the approval of any other proposal. The Board of Directors recommends you vote FOR each of the nominees listed in the following proposal: The Board of Directors recommends you vote FOR the following proposals: 2. Advisory, non-binding resolution regarding the compensation of our named executive officers for 2019 ("say-on-pay vote") 1. Election of Directors Nominees: 3. Ratification of appointment of KPMG LLP as our independent registered public accounting firm for the 2020 fiscal year 1a. Stephen I. Chazen NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1b. Arcilia C. Acosta 1c. Angela M. Busch 1d. Edward P. Djerejian 1e. James R. Larson 1f. Dan F. Smith 1g. John B. Walker E96531-P34073 Voting Items

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